UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 22, 2008

                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                      001-10435                06-0633559
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)

      ONE LACEY PLACE, SOUTHPORT, CONNECTICUT                    06890
      (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (203) 259-7843

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

      On April 22, 2008, the Company issued a press release to stockholders and other interested parties regarding financial results for the quarter ended March 29, 2008. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

      The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press release of Sturm, Ruger & Company, Inc., dated April 22, 2008, reporting the financial results for the quarter ended March 29, 2008.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        STURM, RUGER & COMPANY, INC.


                                        By: /S/ THOMAS A. DINEEN
                                            ------------------------------------
                                            Name:  Thomas A. Dineen
                                            Title: Principal Financial Officer,
                                                   Vice President, Treasurer and
                                                   Chief Financial Officer

Dated:  April 22, 2008


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